                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                         GENERAL BINDING CORPORATION
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

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    (4) Date filed:

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(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.

[GENERAL BINDING CORPORATION LOGO]
JAMES A. MILLER
Chairman

                                                                  April 13, 2001

To GBC stockholders:

     You are cordially invited to attend the GBC annual meeting of stockholders, which will be held on Wednesday, May 23, 2001 at 3:30 p.m. in the Great Hall at the Chicago Botanic Gardens, 1000 Lake Cook Road, Glencoe, Illinois, which is located just east of the Edens Expressway (I-94).

     At the meeting we shall report to you on the current business and developments at GBC. The Board of Directors and many of our executives will also be present to discuss the affairs of the Company with you. After the meeting, refreshments will be served.

     Please sign and return the enclosed proxy to assure that your shares will be represented. If you plan to attend the meeting, please so indicate in the appropriate space provided on the card. The proxy will not be used if you do attend and wish to vote in person.

                                           Sincerely yours,

                                           /s/ James A. Miller
                                           JAMES A. MILLER
                                           Chairman

                          GENERAL BINDING CORPORATION

                                   NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 23, 2001

                                                            Northbrook, Illinois
                                                                  April 13, 2001

     The annual meeting of the stockholders of General Binding Corporation (the "Company") will be held on Wednesday, the 23rd day of May, 2001 at 3:30 p.m. local time, at the Chicago Botanic Gardens, 1000 Lake Cook Road, Glencoe, Illinois for the following purposes:

     1. To elect a board of ten directors for the ensuing year.

     2. To act upon a proposal to approve and adopt the Corporation's 2001 Stock Option Plan for Employees.

     3. To act upon a proposal to approve and adopt the Corporation's Non-Employee Directors 2001 Stock Option Plan.

     4. To act upon a proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the fiscal year 2001.

     5. To transact such other business as may properly come before the meeting.

     The transfer books will not be closed. Only stockholders of record, at the close of business on March 26, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof.

     In order that your shares may be represented at the meeting, in the event you are not personally present, please sign the proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors

                                          /s/ Steven Rubin

                                            STEVEN RUBIN

                                            Vice President, Secretary &
                                            General Counsel

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN ORDER THAT YOUR SHARES WILL BE VOTED. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU ATTEND THE MEETING YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                          GENERAL BINDING CORPORATION
                                 ONE GBC PLAZA
                           NORTHBROOK, ILLINOIS 60062

                               ------------------

                                PROXY STATEMENT

           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 23, 2001

                               ------------------

     The enclosed proxy is solicited by the Board of Directors of the Company. It may be revoked at any time before it is exercised, but if not revoked, the shares represented by the proxy will be voted. If the proxy card is marked to indicate a choice, the shares will be voted as directed. If no indication is made, the proxy will be voted FOR the election of directors, FOR the approval and adoption of the Corporation's 2001 Stock Option Plan for Employees, FOR the approval and adoption of the Corporation's Non-Employee Directors 2001 Stock Option Plan, and FOR the ratification of the selection of Arthur Andersen LLP as independent auditors. You may revoke your proxy by giving written notice of revocation to the Secretary of the Company at any time before it is voted or by attending the meeting and voting your shares in person. The expense incurred in the solicitation of the proxies will be borne by the Company. In addition to this solicitation by mail, proxies may be solicited by officers, directors, and regular employees of the Company, without extra compensation, personally and by mail, telephone or telegraph. Brokers, nominees, fiduciaries and other custodians will be required to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. This Proxy Statement and the enclosed Proxy are being sent to the stockholders of the Company on or about April 13, 2001.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The voting securities entitled to vote at the meeting are 13,329,332 shares of Common Stock entitled to one vote per share and 2,398,275 shares of Class B Common Stock entitled to fifteen votes per share. The record date for determination of stockholders entitled to vote at the meeting is March 26, 2001. Lane Industries, Inc. by virtue of its ownership of the Common Stock and Class B Common Stock as described below, controls 88.2% of the eligible votes at the meeting.

     Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Broker non-votes will not be counted as shares present and entitled to vote nor as a vote cast on any matter presented at the meeting. Directors are elected by a plurality of the votes of the shares present and entitled to vote. Accordingly, abstentions and broker non-votes will not have any effect on the election of directors. Action on any other matter is approved by a majority vote of the shares present and entitled to vote at the meeting. Accordingly, abstentions will have the effect of a negative vote on such matters.

     Lane Industries, Inc. intends to vote its shares for the election as directors of the nominees named herein, for the approval and adoption of the Corporation's 2001 Stock Option Plan for Employees, for the approval and adoption of the Corporation's Non-Employee Directors 2001 Stock Option Plan, and to ratify the selection of Arthur Andersen LLP as independent public accountants.

     The following beneficial owners of the Company's equity securities are the only persons known to management of the Company who beneficially owned more than five per cent of any class of the Company's voting securities as of February 28, 2001:

                                                                              AMOUNT AND NATURE OF       PERCENT
        CLASS OF STOCK                      NAME AND ADDRESS                  BENEFICIAL OWNERSHIP       OF CLASS
        --------------                      ----------------                  --------------------       --------
Class B Common Stock..........    Lane Industries, Inc.                            2,398,275(1)(3)          100
                                    One Lane Center
                                    Northbrook, IL 60062
Common Stock..................    Lane Industries, Inc.                            9,883,237(2)(3)         62.8(4)
                                    One Lane Center
                                    Northbrook, IL 60062
Common Stock..................    Ariel Capital Management, Inc.                   3,177,376(5)            20.2(4)
                                    307 N. Michigan Ave.
                                    Chicago, IL 60601

---------------
(1) Class B Common Stock is convertible into Common Stock at the rate of one share of Common Stock for each Class B share upon presentation of a Class B share to the transfer agent.

(2) Includes the 2,398,275 Class B shares described in Note (1).

(3) Lane Industries, Inc. has the sole power to vote and to dispose of these shares. The voting stock of Lane Industries, Inc. is owned by various trusts under which certain members of the family of William N. Lane, deceased, are beneficiaries. Jeffrey P. Lane and Nelson P. Lane, Directors of the Company, and other members of the Lane family are considered to have control of Lane Industries, Inc. by virtue of their control of the voting stock of Lane Industries, Inc. through the aforementioned Lane family trusts.

(4) As a percent of the outstanding shares after giving effect to the possible conversion of Class B Common Stock described in Note (1).

(5) As of December 31, 2000 based upon information provided in a Schedule 13-G filed with the Securities and Exchange Commission and dated April 3, 2000. Ariel Capital has sole dispositive and voting power over all of these shares.

                             ELECTION OF DIRECTORS

     It is intended that the proxy will be voted for the election of the ten nominees for director named below except in the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. All of the nominees are current directors, except for Mr. Coughlan. Messrs. Bayly, De Schutter, Miller, Nielsen and Stucker were elected by the stockholders. Messrs. J.P. Lane, N.P. Lane and Schneider were elected to the Board by the other directors on June 28, 2000. Mr. Hargrove was elected to the Board by the other directors on February 21, 2001. There are no family relationships among any of the nominees other than Jeffrey P. Lane and Nelson P. Lane who are brothers.

     No circumstances are now known which would render any nominee named herein unavailable. The nominees of Management for election to the Board of Directors, each to hold office until the next annual meeting, or until his successor is elected, are as follows:

                                                                                       COMMON STOCK
                                           FIRST YEAR                                  BENEFICIALLY         PERCENT
                                            ELECTED          PRESENT POSITION              OWNED               OF
             NAME AND AGE                   DIRECTOR           WITH COMPANY          FEBRUARY 28, 2001      CLASS(A)
             ------------                  ----------        ----------------        -----------------      --------
George V. Bayly, 58....................       1998       Director(b)                             0               0
Gary P. Coughlan, 57...................                  (c)                                     0               0
Richard U. De Schutter, 60.............       1997       Director(d)                         1,000               0
G. Thomas Hargrove, 61.................       2001       Director(e)                         2,000               0
Jeffrey P. Lane, 50....................       2000       Director(f)(i)                     49,078(g)           .3
Nelson P. Lane, 47.....................       2000       Director(h)(i)                     51,678(j)           .3
James A. Miller, 58....................       1997       Chairman and Director(k)           70,750(l)           .4
Arthur C. Nielsen, Jr., 82.............       1966       Director(m)                        34,860              .2
Forrest M. Schneider, 53...............       2000       Director(n)(i)                      5,275(o)            0
Robert J. Stucker, 56..................       1987       Director(p)                         4,500               0
All Officers and Directors as a
  group................................                                                    348,463(q)          2.2

---------------
(a) As a percent of outstanding shares after giving effect to the possible issuance of shares pursuant to the Company's stock option plans described below and the possible conversion of the Class B Common Stock (see note (1) to Voting Securities and Principal Stockholders). Percentages less than .1% are shown as 0%.

(b) Mr. Bayly is Chairman, President and CEO of Ivex Packaging Corporation, a specialty packaging company engaged in the manufacturing and marketing of a broad range of plastic and paper packaging products. He has held this position for more than the past five years.

(c) Mr. Coughlan will become a Director of the Company on May 1, 2001 having been elected to that position by the Board on February 21, 2001. He is currently a private investor, having retired from Abbott Laboratories in March, 2001. Prior to his retirement, he had been the Senior Vice President, Finance and Chief Financial Officer of Abbott, a pharmaceutical and medical products manufacturer, for more than the past five years. He is also a director of Arthur J. Gallagher & Co.

(d) Mr. De Schutter is the Chairman and Chief Executive Officer of DuPont Pharmaceutical Company, a fully integrated pharmaceutical research, development and manufacturing company. Before assuming this position in 2000, he had been the Vice Chairman, Chief Administration Officer, and a Director of the Monsanto Company, a leading life sciences company. Prior to assuming those responsibilities in 1999, he had been the Chairman and Chief Executive Officer of G.D. Searle & Co., a wholly owned subsidiary of Monsanto engaged in the research, development and marketing of pharmaceutical products since April, 1995. He is also a director of Smith & Nephew Plc.

(e) Mr. Hargrove is currently the non-executive Chairman of AGA Creative, a catalog creative agency. He had previously been the Chairman, since 1987, of the At-A-Glance Group, a leading manufacturer of calendars, diaries and other time management products, until it was acquired by Mead Corporation in 1999.

(f) Mr. Lane has been involved in ranching operations for more than the past five years.

(g)  Includes 1,800 shares owned by Mr. Lane's children.

(h) Mr. Lane is a private investor. Prior to 1999 he had been involved in ranching operations for more than five years.

(i) Does not include 9,883,237 shares owned by Lane Industries, Inc., an associate of both Jeffrey P. Lane and Nelson P. Lane (see notes (2) and (3) to Voting Securities and Principal Stockholders).

(j)  Includes 5,400 shares owned by Mr. Lane's wife.

(k) Mr. Miller is currently the Company's Chairman and interim Chief Executive Officer. He became Chairman in June, 2000 and interim Chief Executive Officer in February 2001. Until 1998 he had been the President, CEO and a director of Alliant FoodService, Inc. a broadline food-service distributor. Prior to his appointment to that position in 1995, he had been serving, since 1991, as President of Kraft Food Service, the predecessor to Alliant.

(l) Includes 68,750 shares exercisable under stock options by May 1, 2001. At March 1, 2001, Mr. Miller had outstanding options to acquire from Lane Industries, Inc. up to 285,000 shares of the Company's Common Stock at $7.81 per share. Of those outstanding options, 261,250 are exercisable prior to May 1, 2001 but are not included in the figure included in the table.

(m) Mr. Nielsen has been Chairman Emeritus of the A. C. Nielsen Co. for more than the past five years.

(n) Mr. Schneider is the President and Chief Executive Officer of Lane Industries, Inc. and has held that position since June, 2000 (see (i) above). Prior to that appointment, he had been the Senior Vice President and Chief Financial Officer for Lane Industries, Inc. for more than the previous five years. Mr. Schneider is also a director of Harris Preferred Capital Corporation, a real estate investment company and indirect subsidiary of the Harris Trust and Savings Bank.

(o) Includes 200 shares owned by Mr. Schneider's wife and 1,200 shares owned by Mr. Schneider's children. At March 1, 2001 Mr. Schneider had outstanding options to acquire from Lane Industries, Inc. up to 38,625 shares of the Company's Common Stock at prices ranging from $7.00 to $30.00 each. Of those outstanding options, 21,375 are exercisable prior to May 1, 2001 but are not included in the figure included in the table.

(p) Mr. Stucker is a partner with the law firm of Vedder, Price, Kaufman & Kammholz. He is also a director of Lane Industries, Inc. (see (i) above). Vedder, Price, Kaufman & Kammholz has performed legal services for the Company and Lane Industries, Inc. for many years and it is anticipated that they will continue to do so in the future. Mr. Stucker is also a director of MFN Financial Corporation.

(q) Includes 169,062 shares exercisable under stock options or exercisable by May 1, 2001 under the Company's stock option plans.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 2000 fiscal year, the Company is not aware that any of its directors and executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 2000 through December 31, 2000, except that Mr. Warren R. Rothwell, a current Director who is not standing for reelection, reported a February, 2000 sale of 1,213 shares of Common Stock five days late. The transaction set forth in this one late report did not result in any short-swing profits (under Section 16(b) of the Exchange Act) for Mr. Rothwell.

                         STOCK OWNERSHIP OF MANAGEMENT

     Following is information with respect to the ownership of the Company's Common Stock by those non-director executive officers named in the Senior Executive Compensation Table found on page 11 hereinafter.

                                                                           COMMON STOCK
                                                                           BENEFICIALLY
                                             PRESENT POSITION                 OWNED
                 NAME                          WITH COMPANY            FEBRUARY 28, 2001(1)
                 ----                        ----------------          --------------------
David H. Hewitt.......................  Group President,                         200
                                        Office Products
John Turner...........................  Group President,                       1,000
                                        Films
Timothy J. Webb.......................  Group President,                       2,100
                                        Document Finishing
Terry G. Westbrook....................  Senior Vice President &                    0
                                        Chief Financial Officer

(1) Does not include options exercisable by May 1, 2001 in the following amounts -- Mr. Turner 12,250; Mr. Webb 14,375; Mr. Westbrook 13,550.

                        BOARD OF DIRECTORS AND COMMITTEE DATA

     The Board of Directors has appointed standing Executive Compensation, Director Affairs and Audit Committees.

     The current members of the Executive Compensation Committee are Messrs. De Schutter (Chairman), Bayly and Warren R. Rothwell, who is not standing for reelection to the Board. This Committee reviews and approves the compensation policies for management and the Board. The Executive Compensation Committee met two times in 2000.

     The current members of the Committee on Directors Affairs are Messrs. Schneider (Chairman), J.P. Lane and Stucker. This Committee is responsible for establishing policies and procedures for the recruitment and retention of Board members. This Committee did not formally meet in 2000.

     The current members of the Audit Committee are Messrs. Nielsen (Chairman), Bayly and Hargrove. The Audit Committee met three times in 2000.

     There were six meetings of the Board of Directors during 2000. Each member of the Board attended at least 75% of all Board and Committee meetings of which the director was a member during the year.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three independent directors. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management has established, and the audit process.

     In accordance with promulgated new rules regarding Audit Committees, the Audit Committee has adopted a formal, written charter which has been approved by the full Board of Directors. A copy of this charter is included as Appendix C. The Charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities.

     In connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee

     - reviewed the audited financial statements with the Company's management;

     - discussed with Arthur Andersen LLP, the Company's independent auditors, the materials required to be discussed by Statement of Auditing Standards 61, Communication with Audit Committees;

     - received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors their independence; and

     - based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K.

                                              AUDIT COMMITTEE

                                              A. C. Nielsen, Jr., Chairman
                                              George V. Bayly
                                              G. Thomas Hargrove

                             DIRECTORS COMPENSATION

     Directors who are not employees of the Company currently receive an annual director's fee of $20,000 and are paid $1,000 for each Board meeting attended and $500 for each Committee meeting attended.

     Mr. James A. Miller, who was named Chairman of the Board on June 9, 2000, is holding that position under contract with the Company. The term of his service will continue until terminated by the Board on 180 days notice or such shorter period as may be agreed upon by the Company and Mr. Miller. For performing the services of Chairman, Mr. Miller is being compensated at the rate of $300,000 per year. At the time of his retention as Chairman, Mr. Miller was also granted an option to purchase from the Company up to 75,000 shares of the Company's Common Stock at a price of $7.813 each. All of these options will be vested and exercisable on May 11, 2001. At the same time, Mr. Miller was given an option to purchase up to 285,000 shares of the Company's stock from Lane Industries, Inc. at $7.813 each. All of these options will also be vested and exercisable on May 11, 2001.

     In the fourth quarter of 2000, the Executive Compensation Committee, with the assistance of outside consultants, reviewed the Company's Board Compensation policies and practices and determined that the Company's Board compensation was below the levels of comparable companies. Upon the recommendation of the Committee and the consultants, Board compensation will be changed in May, 2001 to provide for an annual retainer of $22,000 with Committee meeting attendance fees being increased to $1,000. The fee for attending Board meetings will not be changed. Committee chair persons will also receive an annual retainer of $3,000 for performing that function. The Committee and the outside consultants also recommended that stock options be provided to Directors as a portion of their compensation so as to more closely identify interests between the Directors and the Company's shareholders. See "PROPOSAL TO ADOPT THE COMPANY'S NON-EMPLOYEE DIRECTORS 2001 STOCK OPTION PLAN."

     Directors may elect to defer their annual and/or board meeting fees pursuant to a Phantom Stock and Deferred Compensation Plan. The Plan allows Directors to receive incentive compensation based on a choice of either the appreciation of the Common Stock of the Company and on the dividends declared on such stock; an S&P 500 index fund; or, a fixed income account.

     Any Director who elects to participate in the Plan receives Phantom Investment Units ("PSUS") in lieu of cash compensation for either or both of his annual director's or board meeting fees as he so chooses. PSUS received in lieu of the annual fee are credited as of the date of the Company's annual meeting of stockholders during the fiscal year in question. PSUS received in lieu of board meeting fees are credited to a Director's account on the day of the board meeting attended by the Director.

     A participating Director may only redeem his PSUS account through a lump sum cash payment within thirty (30) days after he ceases to be a member of the Board, and his rights under the Plan may not be assigned, encumbered or otherwise transferred except to a designated beneficiary in the event of the death of a participant. PSUS have no voting or other shareholder rights attached to them and the Company's obligation to redeem any PSUS is unsecured.

                     EXECUTIVE OFFICERS OF THE COMPANY (1)

               NAME AND AGE                                          TITLE
               ------------                                          -----
James A. Miller, 58.......................  Chairman and Interim Chief Executive Officer
David H. Hewitt, 51.......................  Group President, Office Products
Timothy J. Webb, 51.......................  Group President, Document Finishing
John Turner, 52...........................  Group President, Films
Govind K. Arora, 52.......................  Senior Vice President, Worldwide Manufacturing and
                                            Logistics
Terry G. Westbrook, 54....................  Senior Vice President and Chief Financial Officer
William R. Chambers, Jr., 46..............  Senior Vice President, Global Strategic Initiatives
Robert F. Neuschel, 45....................  Vice President, E-Commerce
Steven Rubin, 53..........................  Vice President, Secretary and General Counsel
Paul C. Zarazinski, 45....................  Vice President and Chief Information Officer
Perry S. Zukowski, 42.....................  Vice President, Human Resources

---------------
(1) All of the above-named officers have been actively engaged in the business of the Company as Company employees for the past five years, in the capacity indicated above or in a substantially similar capacity, except: James A. Miller (see note(k) to Election of Directors); David H. Hewitt, who before joining the Company in August, 2000 had been the President of Revell-Monogram, Inc, a manufacturer of plastic toy model kits and collectibles since 1999, and prior to that position he had held various management positions with the Consumer Products Division of Binney & Smith for more than the past five years; Timothy J. Webb, who before joining the Company in August, 1999 had been the Senior Vice President and General Manager of the Impressions Division of the Standard Register Company, a business printing firm, since the end of 1997 and had been, prior to that time, the President and Chief Executive Officer of UARCO, Inc., a business printing firm, since 1994; Terry G. Westbrook, who before joining the Company in September, 1999 had been a financial consultant since 1998 and had been the Senior Vice President and Chief Financial Officer at Utilicorp United, a global energy and utility company since 1996 and, for the five years prior to that had been the Senior Vice President-Finance and Chief Financial Officer of the Quaker Oats Company, a food concern; John Turner, who before taking this position in March, 2000 had been the Company's Vice President and General Manager of the Films Division since 1997 and European Films Division Vice President and General Manager from 1994 to 1997; William
    R. Chambers, who before being named to this position in August, 2000 had been the Company's Chief Operating Officer of the Office Products Group since August, 1999 and previously had been the Company's Vice President and Chief Financial Officer since August, 1997 and prior to that had been Director of Manufacturing Development since November, 1995; Govind K. Arora, who before being elected to his position in March, 2000 had held various manufacturing management positions with the Company for more than the past five years; Robert F. Neuschel, who before being named to this position in March, 2000 had been the Vice President and General Manager of the Company's European Films Division since September, 1997 and had held various marketing positions with the Company prior to that time since 1979; Paul C. Zarazinski, who before joining the Company in August, 1999 had been the Vice President, Information Services for Kerry, Inc., a food products manufacturer since October, 1997 and, prior to that time, held a similar position with Malinckrodt Veterinary, Inc., a manufacturer of biological and pharmaceutical products for animals since 1994; and Perry S. Zukowski, who before being named to this position in March, 1998 had been the Company's Asst. Vice President, Human Resources since March, 1997 and for the four years prior to that had been Asst. Treasurer & Risk Management Director for Lane Industries, Inc.

     There is no family relationship between any of the above named officers. All officers are elected for a one-year term by the Board of Directors or until reelected.

                  EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     None of the Company's Executive Officers presently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other company whose executive officers served in the past fiscal year on the Company's Board of Directors or Executive Compensation Committee.

                 BOARD EXECUTIVE COMPENSATION COMMITTEE REPORT

     In 2000, the Executive Compensation Committee of the Board of Directors approved the compensation policies and programs of the Company as they pertained to the Company's executive officers. This Committee will also bear this responsibility for the year 2001. The members of the Executive Compensation Committee during the year were Messrs. De Schutter, Bayly and Rothwell.

     The Company and the Committee have maintained the philosophy that executive officer compensation should be directly and materially linked to operating performance. Thus, executive officer compensation is heavily weighted towards bonuses paid on the basis of both corporate and personal performance and the growth in wealth that can be achieved through the exercise of options in the Company's common stock. Therefore, in years when the Company has met financial performance targets such as in 2000, its executive officers have been justly rewarded. In years when the Company has not met financial performance targets, such as in 1998 and 1999, executive officer compensation has suffered.

     The principal components of the compensation package for executive officers of the Company are salary, bonus, and stock options. The Committee believes that the compensation packages for the CEO and other executive officers are typical of other companies of the same general size and necessary to attract, properly motivate and retain a quality management team which will best serve the interests of the stockholders.

     Based on information provided in various compensation surveys subscribed to and received by the Company, the salaries of the CEO individually and of all other executive officers are approved by the Committee. The Committee believes, based on this information, that the salaries paid in 2000 to the CEO and the other executive officers, as well as their current salaries, are near the median of the average base salaries for executive officers of other comparable sized companies.

     Senior executive compensation is most closely related to corporate performance through awards made under the Management Incentive Compensation Plan (the "MIC Plan") and grants of options under the Company's 1989 Stock Option Plan. Under the MIC Plan participants can earn a bonus award, subject to minor adjustments, of up to 100% of annual salary.

     The amount of bonus awarded under the MIC Plan is based on a combination of achieving certain annual corporate objectives as well as individual performance objectives. For the year 2000, the corporate performance objective for the MIC plan was based on meeting certain EBITDA ("earnings before interest, taxes, depreciation and amortization charges") targets and achieving certain shareholder value criteria. In 2000, the Company achieved EBITDA that was within a range that had been targeted by the Committee and the Board and also achieved acceptable shareholder value improvement criteria. As a result, the CEO and the other executive officers received MIC Plan bonuses for the year 2000. For the year 2001, the corporate performance objective for the MIC Plan is based on achieving certain shareholder value added criteria. In addition, individual performance objectives will be heavily weighted towards making progress on achieving certain strategic goals as established and approved by the Board.

     The Committee also strongly believes that the granting of stock options to the CEO and the other senior executives should be an integral portion of over-all executive compensation. The opportunity to provide wealth to the executive group through the growth in value of the Company's Common Stock is an integral means of aligning the interest of management with stockholders and helps focus the attention of management on the long-term success of the Company. Options are granted to the CEO and the other executive officers on a periodic basis. Options awarded during 2000 reflect continuation of this policy through intermittent grants to the CEO and other executive officers based on their relative levels of compensation and responsibilities. In 1996, following review of input received from management and its compensation consultant, the Board of

Directors adopted and the Shareholders approved an amendment and restatement of the 1989 Stock Option Plan to enable the Committee to grant longer term, performance-related options related to the achievement of the Company's multi-year performance targets. No performance-related options were granted in the year 2000.

     To further enhance the aligning of management interest with that of the Stockholders, the Company has implemented an executive stock ownership program. Under the terms of this program, the Company's senior executives, as well as certain other members of management, are encouraged to acquire and maintain a certain level of ownership of the Company's Common Stock. The level of ownership targeted under this program ranges from a number of shares in value equal to or greater than one times annual salary for those employees with a salary level of $169,999 and below to two and one-half times salary for those employees with a salary level of $337,000 or above. Depending on length of service, an employee will have from five to seven years to attain their desired ownership levels, however, the Committee will monitor annually the progress being made by the employee to reach such level. If the Committee is not satisfied with the progress of share acquisition by any employee it could elect to reduce future stock option grants to the affected employees.

     Sec. 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Senior Executive Compensation Table that follows to $1 million, unless certain requirements are met. The Committee has determined not to modify the MIC Plan at this time since compensation paid to executive officers under the current company programs are likely to not exceed the $1 million limit. In the future, the Committee will periodically review the necessity of modifying the compensation programs for executive officers so that the corporate tax deduction is maximized; however, it will retain the flexibility to not make such modifications when it deems such action to be in the best interests of the Company and its shareholders.

                                          The Executive Compensation Committee
                                          Richard U. De Schutter, Chairman
                                          George V. Bayly
                                          Warren R. Rothwell

                         SENIOR EXECUTIVE COMPENSATION

     The following table shows the compensation paid and accrued by the Company during 2000 to each of its five highest paid senior executives who were acting in such positions on December 31, 2000, including the Chief Executive Officer.

                                                                                     LONG TERM
                                                                                    COMPENSATION                        TOTAL
                                                     ANNUAL COMPENSATION               AWARDS                        COMPENSATION
                                             ------------------------------------      ------                        ------------
                                                                   OTHER ANNUAL       OPTIONS/        ALL OTHER       (TOTAL OF
              NAME AND                       SALARY    BONUS(1)   COMPENSATION(2)       SARS       COMPENSATION(3)     COLUMNS
         PRINCIPAL POSITION           YEAR   ($)(A)     ($)(B)        ($)(C)            (#)            ($)(D)          A-D)($)
         ------------------           ----   ------    --------   ---------------     --------     ---------------    ---------
Govi C. Reddy.......................  2000   587,775   412,500        26,945           87,000          10,500         1,037,720
  President and Chief                 1999   580,000        --        27,898              900          26,152           634,050
  Executive Officer(4)                1998   571,158        --        10,922           47,000          35,827           617,907
Timothy J. Webb.....................  2000   381,401   153,600         1,784           50,000              --           536,785
  Group President,                    1999   158,653   162,500            --            7,500              --           321,153
  Document Finishing
Terry G. Westbrook..................  2000   355,237   232,050         1,464           46,700              --           588,751
  Senior Vice President and           1999    94,234        --            --            7,500              --            94,234
  Chief Financial Officer
John Turner.........................  2000   270,041   175,000         3,063           36,000          10,500           458,604
  Group President, Films              1999   176,537        --            --              500           8,827           185,364
                                      1998   169,904        --            --            5,500           7,693           177,597
David H. Hewitt.....................  2000   139,612   155,000(6)         --           25,000              --           294,612
  Group President,
  Office Products(5)

---------------
(1) Annual bonus amounts are earned and accrued during the fiscal years indicated, and paid subsequent to the end of such year.

(2) The above named individuals receive certain non-cash personal benefits, the aggregate cost of which to the Company are below applicable reporting thresholds. The amounts included in this column represent the amounts reimbursed to the named individuals for income taxes attributable to such personal benefits.

(3) Unless otherwise noted below, these amounts represent contributions by the Company to the Company's 401(K) Savings and Retirement Plan on behalf of the named individuals and to their respective accounts established pursuant to the Company's non-tax qualified Supplemental Deferred Compensation Plan.

(4) Mr. Reddy retired from his employment with the Company on February 12, 2001. In connection with his retirement, the Company has agreed to continue Mr. Reddy's salary for three years at the rate of $627,000 per annum. In addition, he will be able to exercise all stock options in which he was vested as of February 28, 2001 until February 12, 2004, at which time all unexercised options will expire. During the three year salary continuation period, the Company will also provide Mr. Reddy with medical and dental benefits, life insurance and disability insurance at levels provided to him while he was employed by the Company. The Company also agreed to pay $20,000 of expenses related to financial planning for Mr. Reddy.

(5) Mr. Hewitt joined the Company in August, 2000. His current annual salary rate is $343,200. In the year 2000, the Company incurred $75,416 in expense in connection with the relocation of Mr. Hewitt and his family to the Chicago, Illinois area, which amount is not included in the table above.

(6) Includes a $45,000 hiring bonus paid to Mr. Hewitt when he joined the Company.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                          CHANGE-IN-CONTROL AGREEMENTS

     In August, 2000 the Company entered into Executive Severance/Change-in-Control Agreements with each of Messrs. Webb, Westbrook, Turner and Hewitt as well as seven other current senior executives of the Company. The Agreements provide that should the executive's employment with the Company be involuntarily terminated for any reason other than Cause (as defined in the Agreement), a change-in-control, or certain other reasons, the Company would pay severance to the terminated executive in the form of salary continuation. Salary would continue, in such an event, for one year for executives with less than five years of service; for eighteen months for executives with at least five years of service but less than ten years of service; and for two years for executives with at least ten years of service. In addition, the executive would receive a prorated annual bonus for the year in which the termination occurs under the terms of the bonus plan in effect for that year. During the period of salary continuation, the Executive and his family would continue to participate in Company sponsored medical and dental plans on a cost-sharing basis. The Executive would also have the right to exercise any outstanding and fully vested stock options as of the date of termination, until the earlier to occur of (a) the expiration of the salary continuation period or (b) the expiration date of the stock option.

     These Agreements also provide certain benefits to the named executives and the other senior executives of the Company in the event of a change-in-control of the Company should the employment of the executives be terminated in connection with or as a result of such change-in-control. A change-in-control will generally include (a) an acquisition by certain persons (excluding, among others, Lane Industries, Inc.) of voting securities of the Company giving that person more than 50% of the combined voting power of the Company's then outstanding securities; (b) certain changes in a majority of the Board of Directors of the Company; (c) certain mergers or consolidations or sales of all or substantially all of the Company's assets; or (d) a complete liquidation or dissolution of the Company.

     In the event of a change-in-control termination of employment, each executive would receive severance pay equal to 2.0 times (2.25 times for executives with more than ten years of service) the sum of the executive's annual base salary plus the greater of either the executives target bonus for the year in which the change-in-control takes place or the executive's bonus based on actual performance for that year. In addition, each executive would be entitled to receive the following benefits: continued participation in the Company's medical and dental plans on a cost-sharing basis for two years following termination; the ability to exercise any or all stock options that were outstanding immediately prior to the change-in-control for the earlier of one year following termination or the expiration date of the stock option; a lump sum payment equal to the amount of retirement plan payments made by the Company for the executive in the two calendar years prior to termination; and, outplacement services in an amount not to exceed ten percent of the executive's base salary in effect at the time of termination.

     The executives entering into these Agreements agreed not to compete with the Company, in the case of involuntary termination (for any reason other than Cause, change-in-control, or other reasons), for the period of time for which the executive receives salary continuation and in the case of a change-in-control, for the one year period following their termination of employment in the event that their termination entitles them to severance payments. In such circumstances, the executives also agreed not to solicit any Company employees on behalf of a business competitor for the one year period following their termination of employment. The executive's right to severance payments and the other described benefits terminate upon the executive's death, resignation without Good Reason (as defined in the Agreements), retirement or termination for Cause.

                            STOCK OPTION INFORMATION

     The following table sets forth the details of options granted to the individuals listed in the Senior Executive Compensation Table during 2000. No options were exercised by any of those individuals in 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                PERCENT OF
                                  NUMBER OF       TOTAL
                                  SECURITIES     OPTIONS/
                                  UNDERLYING      SAR'S
                                   OPTIONS/     GRANTED TO
                                    SAR'S       EMPLOYEES     EXERCISE OR                     GRANT DATE
                                  GRANTED(1)    IN FISCAL     BASE PRICE     EXPIRATION    PRESENT VALUE(2)
              NAME                   (#)           YEAR        ($/SHARE)        DATE             ($)
              ----                ----------    ----------    -----------    ----------    ----------------
Govi C. Reddy...................    87,000         16.7          7.00         2/27/08          386,280
Timothy J. Webb.................    50,000          9.6          7.00         2/27/08          222,000
Terry G. Westbrook..............    46,700          9.0          7.00         2/27/08          207,348
John Turner.....................    36,000          6.9          7.00         2/27/08          159,840
David H. Hewitt.................    25,000          4.8          8.94          8/1/08          144,500

---------------
(1) All options granted to the named individuals were granted under the Company's 1989 Stock Option Plan. Twenty-five percent (25%) of each option first becomes exercisable one (1) year after the respective grant date. Only twenty-five percent (25%) of an initial option grant may be exercised during any one (1) year period commencing with the anniversary date of an option grant. All of these options were granted with an exercise price equal to the closing price of the Company's Common Stock after trading on the grant date in the NASDAQ stock market. No SARs were granted in connection with these option grants.

(2) Based on the Black-Scholes stock option pricing model. The following assumptions were made for purposes of calculating the Grant Date Present
    Value: the option term is assumed to be eight years; volatility at 48.43%; no dividend yield; and, a risk free interest rate of 6.69%. The actual value, if any, a named individual may realize will depend on the market value of the underlying shares at the time the option is exercised, so there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing stock options.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                    VALUE OF
                                                                NUMBER OF          UNEXERCISED
                                                               UNEXERCISED        IN-THE-MONEY
                                    SHARES                       OPTIONS/         OPTIONS/SARS
                                   ACQUIRED                      SAR'S AT           AT FY-END
                                      ON          VALUE           FY-END          EXERCISABLE/
                                   EXERCISE    REALIZED(1)     EXERCISABLE/       UNEXERCISABLE
              NAME                   (#)           ($)        UNEXERCISABLE            ($)
              ----                 --------    -----------    -------------       -------------
Govi C. Reddy....................       --            --      31,675/169,975           0/0
Timothy J. Webb..................       --            --        1,875/55,625           0/0
Terry G. Westbrook...............       --            --        1,875/52,325           0/0
John Turner......................       --            --          750/42,750           0/0
David A. Hewitt..................       --            --            0/25,000           0/0

---------------
(1) Based on fair market value of $6.75 per Common Share on December 31, 2000.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the NASDAQ Composite Index and a peer group consisting of other companies that manufacture and sell office products.
     [PERFORMANCE GRAPH]

                                                     GENERAL BINDING                                       NASDAQ TOTAL RETURN
                                                       CORPORATION                 PEER GROUP                     INDEX
                                                     ---------------               ----------              -------------------
12/94                                                    100.00                      100.00                      100.00
12/95                                                    103.00                      150.00                      141.00
12/96                                                    158.00                      174.00                      174.00
12/97                                                    162.00                      222.00                      213.00
12/98                                                    203.00                      205.00                      151.00
12/99                                                     66.00                      151.00                      542.00

         ----------------------------------------------------------------------------------------
                                               12/95   12/96   12/97   12/98   12/99   12/00
         ----------------------------------------------------------------------------------------
          General Binding Corporation           100     153     156     196      64      37
         ----------------------------------------------------------------------------------------
          Peer Group                            100     115     148     136     101      80
         ----------------------------------------------------------------------------------------
          NASDAQ Total Return Index             100     123     151     212     384     238
         ----------------------------------------------------------------------------------------

     The peer group used in the preceding graph consists of the Company, The Standard Register Company, Tab Products Co., Ennis Business Forms, Inc., Hunt Manufacturing Co., A.T. Cross Company, Dixon Ticonderoga Company, United Stationers Inc., Gradco Systems, Inc., and Day Runner, Inc.

                          TRANSACTIONS WITH MANAGEMENT

     In 1978 the Company implemented a Recapitalization Plan which had been previously approved by the stockholders. As part of the Plan, the Company entered into an agreement with Lane Industries, Inc., providing for the sharing of Federal income tax savings, if any, between the Company and Lane Industries, Inc., resulting from the filing of consolidated Federal income tax returns. In the year 2000 the Company received $20,309,000 from Lane Industries, Inc. representing its share of tax benefits under this Agreement, of which amount $10,401,000 was treated by the Company as a contribution to capital.

     In 1985 the Company entered into an Agreement with Lane Industries, Inc. providing for the sharing of state income tax savings, if any, realized by filing state income tax returns on a combined or consolidated basis with Lane Industries, Inc. In 2000 the Company received $116,000 from Lane Industries, Inc. which represented the Lane Industries, Inc. liability under that Agreement.

     The Company makes reservations for business travel and accommodations through a travel agency which is controlled by Lane Industries, Inc. The Company pays the rates charged by the various carriers, hotels and car rental companies which in turn pay commissions to this travel agency. The Company paid $2,009,000 to this travel agency for business travel and accommodations booked through such agency in 2000 and the first two months of 2001.

     In connection with the hiring of David H. Hewitt, the Company's Group President, Office Products, Mr. Hewitt was given an interest free loan in the amount of $200,000. This loan is to be repaid to the Company should Mr. Hewitt voluntarily terminate his employment at any time prior to August 1, 2003, except that the loan will be forgiven in installments of $70,000 each on August 1, 2001 and August 1, 2002, and $60,000 on August 1, 2003 provided Mr. Hewitt remains in the employ of the Company on those dates.

                             PROPOSAL TO ADOPT THE
                             2001 STOCK OPTION PLAN
                                 FOR EMPLOYEES

     In 1989, the Company's stockholders approved the General Binding Corporation 1989 Stock Option Plan (the "1989 Plan") for the purpose of providing the Company and its stockholders the benefits of the incentive inherent in stock ownership by the Company's officers and other key employees and to provide additional compensation to those individuals based on appreciation in the Company's Common Stock. In 1996, the stockholders approved the amendment and restatement of the 1989 Stock Option Plan to provide flexibility to grant options with various terms and conditions, to increase the number of shares available for options, and to make technical and other changes. As of February 21, 2001, only 30,908 shares were available for grants of options under the 1989 Plan. As a result, on February 21, 2001, the Board of Directors approved the General Binding Corporation 2001 Stock Option Plan for Employees as a successor to the 1989 Plan, and directed that the 2001 Plan be submitted to the stockholders for approval. The Board of Directors continues to believe that stock ownership of the Company by its management employees will provide them with meaningful incentives to achieve the long-term growth and financial objectives of the Company and that the proposed 2001 Plan will better enable the Company to provide such incentives.

     A summary of the key provisions of the 2001 Stock Option Plan for Employees, as proposed, ("2001 Plan") follows. The complete text of the 2001 Plan is attached to this Proxy Statement as Appendix A.

SUMMARY OF 2001 STOCK OPTION PLAN

     Under the 2001 Plan, 2,000,000 shares of the Company's Common Stock, par value $1.25, plus any Shares reserved, but for which options are not granted, under the 1989 Plan are reserved for grants of options. Upon approval of the 2001 Plan, no further options will be granted under the 1989 Plan. In order to comply with the provisions of Section 162(m) of the Internal Revenue Code ("Section 162(m)") relating to "performance-based" compensation, the 2001 Plan includes a limit of 500,000 shares of Common Stock as the maximum number of shares of Common Stock which may be made subject to options granted to any one individual in a single calendar year. The source of shares available for option grants may be either from authorized or unissued shares or previously issued shares which have been reacquired by the Company, or a combination thereof. In the event of any future stock dividends, stock splits or other forms of change in capital structure, appropriate adjustments will be made to the number of shares remaining available for option grants, the maximum annual number of shares which may be subject to awards to any one individual, the option price of unexercised options previously granted and the number of shares subject to each then outstanding option. To the extent that the full number of shares subject to an option under the 2001 Plan or 1989 Plan are not issued because the unexercised option expires or terminates, or because of the use of shares to satisfy the exercise price or applicable withholding taxes, the shares not issued shall become available for subsequent option grants under the 2001 Plan.

     The 2001 Plan is administered by the Executive Compensation Committee of the Board. The Committee will designate the officers and key employees to be granted options, determine the number of shares subject to an individual option and will adopt any necessary rules and regulations to carry out the purposes and provisions of the 2001 Plan. As the individuals who will be granted options under the 2001 Plan will be selected by the Committee in its discretion, it is not possible to indicate the number or names of the positions or individuals who may receive options under the Plan. Options granted under the 2001 Plan may be either non-qualified options or incentive stock options, although it is not presently anticipated that any incentive stock options will be granted.

     The proposed 2001 Plan permits the Committee to grant options with such terms and conditions as the Committee shall determine, provided that no option may be exercisable more than 10 years from the date of grant. The option price per share shall be determined by the Committee, but in no event may the option price be less than the fair market value (determined by reference to the trading price of the Common Stock as reported by the Nasdaq Stock Market) of a share on the date the option is granted. Options may be exercised either by the payment of cash in the amount of the aggregate option price or by an exchange of shares owned by the optionee prior to the date the option is exercised, or a combination of both, having a value equal to the aggregate option price of the shares subject to the option being exercised.

     Generally, no option may be exercised unless the optionee is an employee of the Company or its subsidiaries. Exceptions apply in circumstances of death, disability or retirement, or termination after a change in control, in which case the options may become exercisable in full and the period to exercise the option may be extended following termination of employment for one year or such other period determined by the Committee. In the event of any other involuntary termination, other than for cause, any unexercised option will be exercisable for a period of three months after termination of employment, but only to the extent the option was exercisable at the time of termination of employment. Options granted under the 2001 Plan are nontransferable except for certain transfers without consideration to family members as may be permitted by the Committee, or by will or the laws of descent and distribution.

     In the event of a change in control of the Company, as defined in the 2001 Plan, all options become immediately exercisable in full.

     The Board of Directors may amend, suspend or terminate the 2001 Plan without approval of the stockholders. However, the Board is not authorized to amend the 2001 Plan by increasing the number of shares available for issuance under the 2001 Plan or the maximum annual number of shares which may be subject to options granted to any one individual, or by extending beyond ten years the maximum term of any option.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options to be granted under the proposed 2001 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences or tax consequences in non-U.S. jurisdictions.

     In general, an optionee will be subject to tax at the time a non-qualified option is exercised (but not at the time of grant), and will include in ordinary income in the taxable year of exercise an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company will generally be entitled to deduct such amounts for federal income tax purposes, except as such deductions may be limited by Internal Revenue Code Section 162(m) as described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain (or loss), and the applicable tax rate will be determined, depending on whether the shares have been held for the then-required holding period.

     In general, an optionee will not be subject to tax at the time an incentive option is granted or exercised. However, the excess, if any, of the fair market value of the shares acquired pursuant to such exercise over the exercise price is an adjustment for the purpose of computing the alternative minimum tax, unless such shares are disposed of in a "Disqualifying Disposition" (as defined below) in the year of exercise. The alternative minimum tax applies only if it is greater than a taxpayer's regular tax liability. Upon disposition of the shares acquired upon exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. The capital gains tax rate applied will depend upon the optionee's holding period. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the incentive option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by Internal Revenue Code Section 162(m).

     If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     The federal income tax deduction which the Company may take for otherwise deductible compensation payable to executive officers who are treated as named executive officers in the Company's proxy statement for such year will be limited by Internal Revenue Code Section 162(m) to $1,000,000. The deduction limit on compensation will apply to all compensation, except compensation deemed under Internal Revenue Code Section 162(m) to be "performance-based" and certain compensation related to retirement and other employee benefits plans. The determination of whether compensation related to the 2001 Plan is performance-based for purposes of Internal Revenue Code Section 162(m) will be dependent upon a number of factors, including stockholder approval of the 2001 Plan and the exercise price at which options are granted. Internal Revenue code Section 162(m) also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based. Although the Company has structured the 2001 Plan to satisfy the requirements of Internal Revenue Code
Section 162(m) with regard to its "performance-based" criteria, there is no assurance options granted thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 2001 Plan.

APPROVAL OF THE 2001 STOCK OPTION PLAN

     The 2001 Plan will not take effect unless it is approved and adopted by an affirmative vote of the majority of the voting power represented in person or by proxy at the annual meeting; therefore abstentions will be taken into account as if such shares were voted against the proposal, but non-votes will have no effect on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2001 STOCK OPTION PLAN FOR EMPLOYEES.

                        PROPOSAL TO ADOPT THE COMPANY'S
                             NON-EMPLOYEE DIRECTORS
                             2001 STOCK OPTION PLAN

     On February 21, 2001, the Board of Directors adopted the Non-Employee Directors 2001 Stock Option Plan (the "Directors Plan") to advance the interests of the Company and its stockholders by augmenting the Company's traditional compensation program for non-employee directors with awards of nonqualified stock options, thereby increasing the stake of the non-employee directors in the future growth and prosperity of the Company and furthering the directors' interests with those of the Company's shareholders. In doing so, the Company seeks to attract, retain, compensate and motivate those highly competent individuals whose judgement, initiative, leadership and efforts are important to the success of the Company. A summary of the key provisions of the Directors Plan follows. The complete text of the Directors Plan is attached to this Proxy Statement as Appendix B.

SUMMARY OF THE NON-EMPLOYEE DIRECTORS 2001 STOCK OPTION PLAN

     The Directors Plan is administered by the Board of Directors of the Company.

     Nonqualified stock options may be granted under the Directors Plan to any individual who is a member of the Board and who is not, as of the date of grant, an employee of the Company or any of its subsidiaries.

     The Directors Plan provides a formula for the automatic granting of options to individuals who are or become non-employee directors. The options are granted on the date on which a person is first elected or begins service as a non-employee director (for new directors) and on the date of the annual meeting of stockholders in each calendar year (for continuing directors), commencing with the 2001 Annual Meeting. Under the terms of the Directors Plan as proposed, each non-employee director is granted an option to purchase 3,000 shares of Common Stock.

     In addition to the formula options, the Directors Plan also authorizes the Board of Directors to make discretionary option awards.

     Each option is evidenced by a stock option agreement between the Company and the non-employee director. The exercise price of each option is equal to the fair market value of the Company's stock on the date of grant. Options granted under the Directors Plan vest and become exercisable in full upon the first anniversary of the grant date with respect to the formula options, and on the six-month anniversary of the grant date with respect to any discretionary options, unless prior thereto the non-employee director has ceased to be a director for any reason other than death or disability. In the event of death or disability, or a change in control as defined in the Company's 2001 Stock Option Plan, the options vest and become exercisable in full. Once vested, the options expire upon the date which is three years following the termination of the director's board membership for any reason other than death, in which case the option will expire on the first anniversary of the date of death. No option may be exercised beyond the tenth anniversary of its grant date.

     Shares purchased upon exercise must be paid for in cash or its equivalent or by tendering previously-acquired shares of Common Stock with an aggregate fair market value at the time of exercise equal to the total option price.

     Up to 200,000 shares are issuable under the Directors Plan. In the event of any change in the outstanding shares of the Company's Common Stock by reason of a dividend or split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of Common Stock reserved for issuance under the Directors Plan and the number of shares of Common Stock subject to options granted or outstanding, and/or the stated option price, shall be appropriately adjusted by the Board of Directors.

     The Board of Directors may terminate or amend the Directors Plan at any time or from time to time; provided, however, that, except with respect to adjustments in the number of shares reserved for issuance described above, any increase in the number of shares reserved for issuance shall be subject to shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     Generally, an optionee receiving a stock option under the Directors Plan will not recognize taxable income upon the grant of the option. All options granted under the Directors Plan are "nonqualified" for purpose of the Internal Revenue Code of 1986, as amended, and accordingly, an optionee will recognize taxable income at the time of exercise in an amount equal to the difference between the exercise price and fair market value on the date of exercise of the shares acquired pursuant to the exercise of the option. At that time, the Company will generally be entitled to an income tax deduction as compensation expense in an amount equal to the amount of such taxable income recognized by the optionee as income. Upon disposition of the shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either a short-term or a long-term capital gain (or loss) depending on whether the shares have been held for the then-required holding period.

NEW PLAN BENEFITS

     As noted above, if the Directors Plan is approved by the stockholders at the Annual Meeting, then each non-employee director whose service is continuing after the annual meeting will receive a formula option for 3,000 shares on that date except that Mr. Miller, the current Chairman and interim Chief Executive Officer has indicated to the Board that he will waive any right to receive a formula option while he is acting as the Chief Executive Officer. It is also anticipated that the Board of Directors will that day approve a discretionary option grant with respect to 7,000 shares to each of Messrs. Bayly, Nielsen, Stucker and DeSchutter in recognition of their past contributions to the Company as directors.

APPROVAL OF THE DIRECTORS PLAN

     The Directors Plan will not take effect unless it is approved and adopted by the affirmative vote of the majority of the voting power represented, in person or by proxy, at the Annual Meeting; therefore, abstentions will be taken into account as if such shares were voted against the proposal, but non-votes will have no effect on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE DIRECTORS PLAN.

                        PROPOSAL TO RATIFY SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, on the recommendation of the Audit Committee, has selected Arthur Andersen LLP as independent public accountants to make an audit of the accounts of the Company for the year 2001. If this selection is not ratified, the Board of Directors will reconsider its selection.

AUDIT FEES

     The aggregate fees billed to the Company by Arthur Andersen LLP for professional services rendered for the audit of the Company's financial statements for the fiscal year ending December 31, 2000 and the reviews of the financial statements included in the Company Forms 10-Q for that year were $494,200.

ALL OTHER FEES

     Other than audit fees, the total amount of fees billed to the Company by Arthur Andersen LLP for the fiscal year ending December 31, 2000, none of which were related to the design or implementation of financial information systems, were $2,164,841, of which $1,840,000 was related to consulting with the Company on the design and implementation of a new supply chain management program. The Audit Committee of the Board of Directors determined that the services performed by Arthur Andersen LLP other than audit services are not incompatible with that firm maintaining its independence.

     The firm of Arthur Andersen LLP has audited the books of the Company and its predecessor annually since 1948. The Company has been advised by Arthur Andersen LLP that neither the firm nor any of its partners has any financial interest, either direct or indirect, in the Company or any of its subsidiaries. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                             SHAREHOLDER PROPOSALS

     Any proposal by a shareholder which is to be presented at the Annual Meeting to be held in 2002 must be received at the Company's offices in Northbrook, Illinois not later than December 29, 2001 in order to be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be presented for consideration at the meeting. Should any other matter requiring stockholders' action or approval be presented to the meeting, it is the intention of the proxy holders named in the enclosed form of proxy to take such action as shall be in accordance with their best judgment in the interest of the Company.

                                        By order of the Board of Directors

                                        /s/ Steven Rubin

                                        STEVEN RUBIN
                                        Vice President, Secretary
                                          and General Counsel

Northbrook, Illinois
April 13, 2001

     A COPY OF THE COMPANY'S SUMMARY ANNUAL REPORT FOR THE YEAR 2000 HAS BEEN MAILED TO ALL STOCKHOLDERS. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                                                      APPENDIX A

                          GENERAL BINDING CORPORATION
                             2001 STOCK OPTION PLAN
                                 FOR EMPLOYEES

SECTION 1. ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

     1.1 Establishment. General Binding Corporation, a Delaware corporation, hereby establishes the "GENERAL BINDING CORPORATION 2001 STOCK OPTION PLAN FOR EMPLOYEES" for employees.

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition of an equity interest in the success of the Company and its affiliates by employees, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

     1.3 Effective Date. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to ratification by the stockholders of the Company. Awards may be granted hereunder on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

SECTION 2. DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

     "Award" means any Stock Option granted under this Plan.

     "Board" means the Board of Directors of the Company.

     "Cause" shall mean any one of the following:

        (a) gross misconduct in, or the continued and willful refusal by the Participant after written notice by the Company to make himself available for the performance of the Participant's duties for the Company or a subsidiary; or

        (b) conviction for a felony for a matter related to the Company or a subsidiary.

     "Change in Control" is defined in Section 10.2.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Executive Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar or successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

     "Company" means General Binding Corporation, a Delaware corporation.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to the Participant, as determined by a medical doctor selected or approved by the Committee. Such determination shall also conclude that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     "Employee" means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any branch or division thereof.

     "Fair Market Value" means, as to any date, the average of the highest and lowest prices of the Stock as reported in the consolidated tape of the NASDAQ Stock Market. In the event there are no transactions reported for such date, the Fair Market Value shall be determined as of the immediately preceding date on which such prices of the Stock are so quoted.

     "Non-Employee Director" means any member of the Board of Directors who is not an Employee.

     "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (a) an "Incentive Stock Option" or "ISO" within the meaning of Section 422 of the Code, (b) a "Nonstatutory (Nonqualified) Stock Option" or "NSO," or (c) any other type of option encompassed by the Code.

     "Participant" means any Employee designated by the Committee to participate in the Plan.

     "Plan" means the General Binding Corporation 2001 Stock Option Plan for Employees as set forth herein and any amendments hereto.

     "Retirement" means, with respect to a Participant, termination of employment other than for Cause, after the Participant's normal retirement date or early retirement date as from time to time set forth under any tax-qualified plan of the Company or any Subsidiary which covers the Participant, or such other date as determined by the Committee.

     "Rule 16b-3" means Rule 16b-3 or any successor or comparable rule or rules promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended, applicable to Awards granted under the Plan.

     "Stock" means the Common Stock, $0.125 par value per share, of the Company.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those employees who, in the opinion of the Committee, are employees in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

SECTION 4. ADMINISTRATION

     4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

SECTION 5. STOCK SUBJECT TO PLAN

     5.1 Number and Amount Available for Award to Single Participant. The total number of shares of Stock subject to Awards under the Plan may not exceed 2,000,000 shares plus those shares which were reserved, but not granted, under the Company's 1989 Stock Option Plan, as amended (the "1989 Plan"), of which all such shares may be issued with respect to Incentive Stock Options. Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

     5.2 Individual Participant Limitations. The maximum aggregate number of shares of Stock with respect to Options granted in any calendar year under this Plan to any Participant shall be 500,000. Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.

     5.3 Reuse. If, and to the extent:

        (a) An option granted hereunder or under the 1989 Plan shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan.

        (b) Options granted under the Plan or the 1989 Plan are exercised, and shares of Stock are tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts, then such number of shares of Stock tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts shall (unless the Plan shall have terminated) become available for issuance under the Plan.

     5.4 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number and class of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

SECTION 6. DURATION OF PLAN

     6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 11 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after February 21, 2011.

SECTION 7. STOCK OPTIONS

     7.1 Grant of Options. Subject to the provisions of Section 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

     7.2 Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine; provided, however, that the term of an Option shall not exceed ten years.

     7.3 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted. However, if an Employee owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock), the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted.

     7.4 Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such

Options or pursuant to a general determination, and which need not be the same for all Participants, provided that, to the extent required to comply with Rule 16b-3, no Option granted to a Participant who is subject to Section 16(a) of the Securities Exchange Act of 1934, shall be exercisable within the first six months of its term, unless death or Disability of the Participant occurs during such period. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

     7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full either:

        (a) in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise through a broker, or other borrowed funds as permitted by the Option Agreement);

        (b) by tendering previously-acquired Stock (including, for this purpose, Stock deemed tendered by affirmation of ownership), that (i) has an aggregate Fair Market Value at the time of exercise equal to the total Option price and
(ii) if acquired from the Company, has been owned by the Participant for at least six (6) months prior to the date of exercise (unless otherwise permitted by the Committee);

        (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law; or

        (d) by a combination of (a), (b), and (c).

     As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock.

     7.6 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

        (a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

        (b) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options.

        (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the stockholders.

        (d) Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant. If any Employee, at the time an Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of the classes of stock of the Company (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of total combined voting power of all such classes of stock), the Incentive Stock Option granted shall not be exercisable after the expiration of five years from the date of grant.

     7.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     7.8 Termination of Employment or as a Director Due to Death, Disability, or Retirement or after a Change in Control. Except as may otherwise be provided in the Option agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, or after a Change in Control, any outstanding Options whether or not then exercisable, may be exercised at any time prior to the expiration date of the Options or within one (1) year after such date of termination of employment, whichever period is the shorter. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Code shall not be available (in which case such Option shall thereafter be treated as a Nonstatutory (Nonqualified) Stock Option for its remaining term) if: (a) in the case of a termination of employment due to Retirement or following a Change in Control, such Options are not exercised within three (3) months after the date of termination; or (b) in the case of termination of employment due to Disability, such Options are not exercised within twelve (12) months after the date of termination, provided such Disability constitutes total and permanent disability as defined in Section 22(e)(3) of the Code.

     7.9 Other Termination of Employment. If prior to a Change in Control the employment of the Participant shall terminate for any reason other than death, Disability, Retirement, voluntarily on the part of the employee, or involuntarily for Cause, any outstanding Options which were immediately exercisable at the date of termination, may be exercised at any time prior to the expiration date of the Option or three months after such date of termination of employment, whichever first occurs. Where termination of employment is voluntarily on the part of the Employee or involuntarily for Cause, rights under all Options shall terminate immediately upon termination of employment.

     7.10 Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

        (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

        (b) a trust or trusts for the exclusive benefit of such Immediate Family Members; or

        (c) a partnership in which such Immediate Family Members are the only partners;

provided that:

               (i) there may be no consideration for any such transfer;

               (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7.10; and

               (iii) subsequent transfers of transferred Options shall be prohibited except transfers back to the Participant or those in accordance with Section 8.

Following a transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 8 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Sections 7 and 10 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Option shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 10.

SECTION 8. BENEFICIARY DESIGNATION

     8.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

SECTION 9. RIGHTS OF EMPLOYEES

     9.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment, nor confer upon any Participant any right to continue in the employ of the Company.

     9.2 Participation. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

SECTION 10. CHANGE IN CONTROL

     10.1 In General. In the event of a Change in Control of the Company as defined in Section 10.2 below, all Awards under the Plan shall vest 100%, whereupon all Options shall become exercisable in full.

     10.2 Definition. For purposes of the Plan, a "Change in Control" shall mean the first to occur of:

        (a) Any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose, (i) any person who, as of June 28, 2000, was the beneficial owner of 10% or more of the combined voting power of the voting securities of the Company, or (ii) the Company or any subsidiary of the Company, or (iii) any employee benefit plan of the Company or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; and provided further that no Change in Control will be deemed to have occurred if a person inadvertently acquires an ownership interest of more than 50% but then promptly reduces that ownership interest below 50%; or

        (b) During any two (2) consecutive years (not including any period beginning prior to June 28, 2000), individuals who at the beginning of such two
(2) year period constitute the Board of Directors of the Company and any new director (except for a director designated by a person who has entered into an agreement with the Company to effect a transaction described elsewhere in this definition of Change in Control) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (such individuals and any such new director, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; or

        (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding voting securities of the Company; or

        (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 11. AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

     11.1 Amendment, Modification, and Termination of Plan. The Board at any time may terminate, and from time to time may amend or modify the Plan, in whole or in part, but no such action shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Notwithstanding the foregoing, unless approved by the shareholders of the Company, no amendment or modification of the Plan shall be effective which would increase the total amount of Stock which may be issued under the Plan, increase the maximum number of shares which may be subject to Awards granted under the Plan to a Participant during a calendar year or extend the maximum period during which Awards may be made under this Plan. For purposes of this Section 11.1, any adjustment under Section 5.1 or 5.2 upon the occurrence of any of the events described in Section 5.4 shall not constitute an amendment or modification of this Plan.

SECTION 12. TAX WITHHOLDING

     12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     12.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, in cash or by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the amount of tax required to be withheld to cover any applicable income tax withholding and employment taxes. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

SECTION 13. INDEMNIFICATION

     13.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board, or who is or shall have acted on behalf or under authority of the Board or Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 14. REQUIREMENTS OF LAW

     14.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     14.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                      APPENDIX B

                          GENERAL BINDING CORPORATION
                 NON-EMPLOYEE DIRECTORS 2001 STOCK OPTION PLAN

SECTION 1. ESTABLISHMENT, PURPOSES AND EFFECTIVE DATE OF PLAN

     1.1 Establishment. General Binding Corporation, a Delaware corporation, hereby creates and establishes the "NON-EMPLOYEE DIRECTORS 2001 STOCK OPTION PLAN" (the "Plan"). The Plan provides for the grant of nonqualified stock options to the Company's Non-Employee Directors.

     1.2 Purposes. The purpose of the Plan is to advance the interests of the Company and its stockholders by augmenting the Company's traditional compensation program for Non-Employee Directors with awards of nonqualified stock options, thereby increasing their stake in the future growth and prosperity of the Company, and furthering the Directors' identity of interest with those of the Company's stockholders. By thus compensating Non-Employee Directors, the Company seeks to attract, retain, compensate and motivate those highly competent individuals whose judgment, initiative, leadership, and efforts are important to the success of the Company.

     1.3 Effective Date. Subject to approval at the Company's 2001 Annual Meeting of Stockholders, the effective date of this Plan is February 21, 2001.

SECTION 2. DEFINITIONS

     As used herein, the following terms shall have the meanings hereinafter set forth:

        (a) "Board" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" or "Share" means the Common Stock, par value $.125 per share, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of subsection 4.3.

        (d) "Company" means General Binding Corporation, a Delaware corporation.

        (e) "Director Options" means options granted hereunder to non-employee directors.

        (f) "Effective Date" means February 21, 2001, the date on which the Plan was approved by the Board.

        (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (h) "Fair Market Value" means, as to any date, the average of the highest and lowest prices of a share of Common Stock as reported in the consolidated tape of the NASDAQ National Market System. In the event there are no transactions reported for such date, the Fair Market Value shall be determined as of the immediately preceding date on which such prices of Common Stock are so quoted.

        (i) "Grant Date" means, with respect to the annual grant of Directors Options described in Section 5.1(a), the date of the regularly-scheduled Board meeting held on the date of the Annual Meeting of Stockholders, or if not held on that date, then the date of the first regularly-scheduled Board meeting held after each such Annual Meeting, beginning with the Annual Meeting held in 2001. With respect to any individual who first becomes a Non-Employee Director after the Grant Date determined by reference to the date of the 2001 Annual Meeting, the date the individual first becomes a Non-Employee Director shall also be a Grant Date for purposes of the Director Options described in Section 5.1(a). In addition, Grant Date shall mean any other date on which a Director Option is granted to a non-Employee Director pursuant to Section 5.1(b).

        (j) "Non-Employee Director," with respect to the grant of Directors Options hereunder means any person who is a member of the Board and who is not, as of the Grant Date, an employee of the Company or any of its subsidiaries.

SECTION 3. ELIGIBILITY

     Each Non-Employee Director as of the Effective Date and each person who becomes a Non-Employee Director after the Effective Date shall be eligible to participate in the Plan.

SECTION 4. SHARES OF COMMON STOCK AVAILABLE

     4.1 Number. The total number of shares of Common Stock of the Company subject to issuance under the Plan, subject to adjustment upon occurrence of any of the events indicated in subsection 4.3, may not exceed 200,000. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose.

     4.2 Unused Stock. In the event any shares of Common Stock that are subject to a Director Option which, for any reason, expires, terminates or is canceled, such shares again shall become available for issuance under the Plan.

     4.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Common Stock by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock subject to Director Options to be granted or outstanding pursuant to
Section 5 hereof, and/or the stated option price, shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

SECTION 5. DIRECTOR OPTIONS

     5.1 Grant and Eligibility.

        (a) On each Grant Date applicable to this Section 5.1(a) which occurs after the Effective Date, Director Options for the purchase of 3,000 shares of Common Stock will be granted to each individual who is as of such Grant Date a Non-Employee Director.

        (b) Director Options may be granted to one or more Non-Employee Directors at any time and from time to the time as the Board shall determine.

     5.2 Director Option Agreement. Each Director Option shall be evidenced by a Director Option Agreement that shall specify the option price, the duration of the option, the number of shares of Common Stock to which the option pertains, and such other provisions as the Board shall determine; provided, however, that the term of an Option shall not exceed ten years.

     5.3 Tax Status. Director Options shall be options in the form of nonqualified stock options which are intended not to fall under the provisions of Code Section 422.

     5.4 Option Price and Payment. The option price of each share of Common Stock subject to a Director Option shall be 100% of the Fair Market Value on the Grant Date. Director Options shall be exercised by the delivery of a written notice to the Company setting forth the number of shares of Common Stock with respect to which the option is to be exercised, accompanied by full payment for the Shares. Upon exercise of any Director Option, the option price shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously-acquired Common Stock (i) that has aggregate Fair Market Value at the time of exercise equal to the total option price and (ii) if acquired from the Company, has been owned for at least six months prior to the date of exercise (unless otherwise permitted by the Board), or (c) by a combination of (a) and (b).

     5.5 Vesting and Duration of Options. Each Director Option shall vest and become exercisable in full upon the first to occur of (a) the expiration of one year after the Grant Date with respect to the Director

Options described in Section 5.1(a) or six months after the Grant Date with respect to any other Director Options, unless prior thereto the Non-Employee Director has ceased to be a director for any reason other than death or disability in which case any Director Options outstanding would not vest and would terminate, (b) the death or disability of the Non-Employee Director, or
(c) a Change in Control (as provided in Section 6.1 hereof). Once vested, Director Options shall expire upon the first to occur of the date which is (i) three years following termination of the director's Board membership for any reason other than death, or (ii) one year following the date of the Non-Employee Director's death; provided, however, in no event may any Director Option be exercised beyond the tenth anniversary of its Grant Date, or such shorter period which may be set forth in the Director Option agreement.

     5.6 Delivery of Certificate. As soon as practicable after receipt of each notice of exercise and full payment of the exercise price, the Company shall deliver to the Non-Employee Director a certificate or certificates representing acquired shares of Common Stock.

SECTION 6. COORDINATION WITH 2001 STOCK OPTION PLAN

     The following provisions of the Company's 2001 Stock Option Plan, as from time to time amended (the "2001 Plan"), shall be applicable to the Director Options as if such provisions were set forth in this Plan in full:

     6.1 Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred on the date a Change in Control occurs under the 2001 Plan. Notwithstanding any other provision of the Plan, if a Change in Control occurs, then each Director Option shall become fully vested and exercisable as of the date of the Change in Control.

     6.2 Nontransferability of Options; Beneficiary Designations. No Director Option granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Board may, in its discretion, authorize all or a portion of the Director Options to be on terms which permit the transfer by the Non-Employee Director to the extent the Committee under the 2001 Plan may permit such transfers. Non-Employee Directors may designate beneficiaries with respect to Director Options granted hereunder on the same basis as applicable to options under the 2001 Plan.

SECTION 7. AMENDMENT AND TERMINATION

     The Board, or any committee to the extent authorized by the Board, may make such modifications to, or may terminate, the Plan as it shall deem advisable; provided, however, that except as contemplated by Section 4.3, no modification shall increase the number of Shares subject to issuance under the Plan without approval of the Company's shareholders; and provided, further, that no modification or termination shall adversely affect the rights under any Director Options then outstanding without the written consent of the holder.

SECTION 8. MISCELLANEOUS

     8.1 Rights of Directors. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to continue to serve as a Director of the Company or otherwise to be retained in the service of the Company.

     8.2 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     8.3 Requirements of Law. The granting of Director Options and the issuance of shares of Common Stock with respect to an option exercise, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     8.4 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     8.5 Administration. The Board may establish such rules and regulations with respect to the proper administration of the Plan as it may determine, and may amend or revoke any rule or regulation so established. This Plan shall be interpreted by and all questions arising in connection therewith shall be determined by a majority of the Board, whose interpretation or determination, when made in good faith, shall be conclusive and binding.

                                                                      APPENDIX C

                          GENERAL BINDING CORPORATION
                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: financial reports and other financial information; the Corporation's system of internal control established by management and the Board to promote sound finance, accounting and ethics within the organization; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels of the organization. The Audit Committee will fulfill its obligations by:

          - Serving as an independent and objective party to monitor the Corporation's financial reporting processes and internal control system.

          - Reviewing and appraising the audit efforts of the Corporation's independent accountants and internal auditing function.

          - Providing an open avenue of communication among the independent accountants, financial and senior management, internal auditors and the Board of Directors.

     The Audit Committee will primarily discharge these obligations by performing the responsibilities and duties outlined in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be "independent directors" as defined by the National Association of Securities Dealers (NASD). Independent directors shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. The Board of Directors shall consider members of the Committee independent if they have no current or prior relationship to the Corporation during the last five years that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a Director. The NASD does provide for one non-independent Director under exceptional and limited circumstances after a determination that his/her membership is required by the best interest of the Corporation and its shareholders. In such case, the Board will disclose in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least three times annually, or more frequently as circumstances require. Draft minutes of the prior meetings shall be distributed to all Committee members at least one week prior to any planned regular meeting. In fulfilling its obligation to foster open communication, the Committee should meet at least annually with management, the director of internal auditing and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its obligations, the Committee shall perform the following responsibilities and duties:

     DOCUMENTS/REPORTS REVIEW

      1. Review and update this charter periodically, at least annually, as conditions dictate.

      2. Review the organization's annual financial statements or other financial information, including any certification or opinion rendered by the independent accountants.

      3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

     INDEPENDENT ACCOUNTANTS

      4. The independent auditor is ultimately accountable to the Committee in their fiduciary role as representatives of the shareholders and to the full Board of Directors. As such, the Committee has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditor.

      5. Request from the independent auditor a formal written statement delineating all relationships and services between the auditor and the Corporation, including those that may impact objectivity and independence and will discuss with the independent auditor any relevant matters pertaining thereto.

      6. Approve the fees and other compensation to be paid to the independent accountant for auditing services rendered.

      7. At least annually, consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

      8. The Director of Internal Audit has direct reporting responsibility to the Committee and the Committee shall review and approve any personnel changes in this position.

     FINANCIAL REPORTING PROCESSES

      9. The Committee will (a) review and discuss the Corporation's audited financial statements with management; (b) discuss SAS 61 items, including quality of accounting principles, with the independent auditors; (c) review independence disclosures from the independent auditors, and; (d) recommend to the Board the inclusion of the financial statements in the annual report and Form 10-K. The Audit Committee will report to the shareholders annually beginning in the year 2001 via the Proxy Statement.

     10. In consultation with the independent accountants and internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practice as suggested by the independent accountants, internal auditors or management.

     PROCESS IMPROVEMENT

     12. Following completion of the annual audit, review separately with each of the independent accountants, internal auditors and management any significant difficulties encountered during the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent accountants or the internal auditors in connection with the preparation of financial statements or establishment of appropriate internal controls.

     14. Review with the independent accountants, internal auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     ETHICAL COMPLIANCE

     15. Review and update periodically the Company's Ethics Policy and ensure that management maintains a system to monitor compliance and enforce this policy.

     16. Determine that management has a proper review system in place to ensure the accuracy, reliability and integrity of all published financial information.

     17. Review activities, audit plans, organizational structure and qualifications of the internal audit department.

     18. Perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY                     GENERAL BINDING CORPORATION                      PROXY
                    One GBC Plaza, Northbrook, Illinois 60062
          This Proxy is Solicited on Behalf of the Board of Directors.

   The undersigned hereby appoints James A. Miller, Robert J. Stucker and Forrest M. Schneider, or any of them, with full power of substitution, to represent and to vote as designated on the reverse side, all the shares of General Binding Corporation held of record by the undersigned on March 26, 2001, at the annual meeting of stockholders to be held on May 23, 2001, or at any adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND PROPOSALS 2, 3 AND 4.

   PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE RETURN ENVELOPE.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

                           GENERAL BINDING CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. ELECTION OF DIRECTORS                              For All Except            2. To approve and adopt the
   01 G.V. Bayly, 02 G.P. Couglan,     For  Withheld  Nominees written below       Corporation's Non-Employee    For Against Abstain
   03 R.U. DeSchutter,                 [ ]    [ ]      [ ]    _______________      Directors 2001 Stock Option   [ ]   [ ]     [ ]
   04 G.T. Hargrove, 05 J.A. Miller,                                               Plan.
   06 J P. Lane, 07 N.P. Lane,                                _______________
   08 A.C. Nielsen, Jr.,                                                        4. Ratification of the
   09 F.M. Schneider                                          _______________      appointment of                For Against Abstain
   and 10 R.J. Stucker                                        Nominee              Arthur Andersen LLP as        [ ]   [ ]     [ ]
                                                              Exception(s)         independent public
3. To approve and adopt the            For  Against   Abstain                      accountants for the
   Corporation's 2001 Stock            [ ]    [ ]      [ ]                         fiscal year 2001.
   Option Plan for Employees.
                                                                                5. In their discretion upon such other matters as
                                                                                   may properly come before the meeting or any
                                                                                   adjournment or adjournments thereof.

                                                                                         The undersigned hereby revokes any proxy
                                                                                         or proxies heretofore given to vote upon or
                                                                                         act with respect to said stock and hereby
                                                                                         ratifies and confirms all that said proxies
                                                                                         and substitutes, or any of them, may do by
                                                                                         virtue thereof.

                                                                                   I (we) shall attend the meeting.  [  ]

                                                                                Dated:_______________________________________ , 2001

                                                                                ___________________________________________________
                                                                                                      Signature
                                                                                ___________________________________________________
                                                                                             Signature if held jointly

                                                                                Please sign exactly as name appears hereon. When
                                                                                signing as attorney, executor, administrator,
                                                                                trustee or guardian please give full title. If stock
                                                                                is held in the name of more than one person, all
                                                                                named holders must sign the proxy.
------------------------------------------------------------------------------------------------------------------------------------
                                               * FOLD AND DETACH HERE  *